Exhibit 99.1

AVIV REIT ANNOUNCES

FOURTH QUARTER AND YEAR-END 2012 EARNINGS RESULTS

CHICAGO – March 5, 2013 – Aviv REIT, Inc. (“Aviv” or the “Company”) released its earnings for the fourth quarter and year ended December 31, 2012.

Fourth Quarter Highlights

•	Adjusted EBITDA was $27.6 million

•	Normalized FFO was $12.8 million

•	Net income was $(2.8) million

•

Completed $38.9 million of acquisitions comprised of 4 post-acute and long-term care skilled nursing facilities, 5 assisted living facilities, 1 traumatic brain injury facility and 1 land parcel to be used for the construction of an 80-bed skilled nursing facility with a dedicated memory care unit

•	Invested $9.8 million for property reinvestment and new construction

•

Completed $36 million of new construction on two state-of-the-art assisted living properties operated by Maplewood Senior Living consisting of a 66-unit property in Darien, CT and an 84-unit property in Norwalk, CT

“2012 marked another successful year for Aviv,” said Craig M. Bernfield, Chairman and Chief Executive Officer of Aviv. “We grew and diversified our portfolio by investing $226 million through acquisitions, property reinvestment and new construction. We also strategically sold $36 million of properties which we redeployed into other attractive investments. With 38 operator relationships, including 6 new relationships in 2012, and strong liquidity, we are well positioned to continue our growth and diversification in 2013.”

Conference Call

A conference call to discuss the fourth quarter and year-end 2012 earnings will take place today at 11:00 a.m. central time / 12:00 p.m. eastern time. The dial-in number for the conference call is 877-941-6009 (480-629-9866 for international access) and a replay of the call will be available through April 5, 2013 at 800-406-7325, access code 4603492.

About Aviv

Aviv REIT, Inc., based in Chicago, is a privately-owned real estate investment trust that specializes in owning post-acute and long-term care skilled nursing facilities and other healthcare properties. Aviv is one of the largest owners of SNFs in the United States and has been in the business for over 30 years. The Company currently owns 258 properties that are triple-net leased to 38 operators in 29 states.

For more information about the Company, please visit our website at www.avivreit.com or contact:

David J. Smith, Managing Director, Investor Relations & Capital Markets at 312-855-0930.

Forward-Looking Statements

This press release may include forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These forward-looking statements are made based on our current expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. These uncertainties include, but are not limited to, uncertainties relating to the operations of our tenants, including those relating to reimbursement by government and other third-party payors, compliance with regulatory requirements and occupancy levels, regulatory, reimbursement and other changes in the healthcare industry, the performance and reputation of our tenants, our ability to successfully engage in strategic acquisitions and investments, the effect of general market, economic and political conditions, the availability and cost of capital, changes in tax laws and regulations affecting REITs and our ability to maintain our status as a REIT. Important factors that could cause actual results to differ materially from our expectations include those disclosed under “Risk Factors” and elsewhere in filings made by Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership with the Securities and Exchange Commission.

Note Regarding Non-GAAP Financial Measures

This release includes financial measures, including Adjusted EBITDA and Normalized FFO, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles (GAAP). These measures are non-GAAP measures that may be calculated differently from measures used by other companies and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. See “Supplemental Information and Reconciliation of Financial Measures” below for the definitions of, and additional information regarding, these measures and reconciliations of these measures to the GAAP measures we consider most comparable.

Aviv REIT, Inc. and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2012	2011
Assets
Real estate investments
Land	$119,224,819	$102,925,122
Buildings and improvements	968,074,506	777,249,381
Construction in progress	4,483,684	28,293,083
Assets under direct financing leases	11,049,120	10,916,181

	1,102,832,129	919,383,767
Less accumulated depreciation	(119,371,113)	(96,796,028)

Net real estate investments	983,461,016	822,587,739
Cash and cash equivalents	17,876,319	40,862,023
Straight-line rent receivable, net	36,101,861	29,926,203
Tenant receivables, net	3,483,534	6,007,800
Deferred finance costs, net	14,651,265	13,142,330
Secured loan receivables, net	32,638,780	33,031,117
Other assets	11,315,865	5,864,045

Total assets	$1,099,528,640	$951,421,257

Liabilities and equity
Senior notes payable and other debt	$705,153,415	$600,473,578
Accounts payable and accrued expenses	24,207,814	18,124,167
Tenant security and escrow deposits	18,278,172	15,739,917
Other liabilities	31,386,742	34,824,629
Deferred contribution	—	35,000,000

Total liabilities	779,026,143	704,162,291
Equity:
Stockholders’ equity
Common stock (par value $0.01; 358,685 and 262,239 shares outstanding, respectively)	3,586	2,622
Additional paid-in-capital	375,242,869	264,960,352
Accumulated deficit	(46,526,886)	(21,382,823)
Accumulated other comprehensive loss	(2,151,670)	(1,867,759)

Total stockholders’ equity	326,567,899	241,712,392
Noncontrolling interests	(6,065,402)	5,546,574

Total equity	320,502,497	247,258,966

Total liabilities and equity	$1,099,528,640	$951,421,257

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(unaudited)
Revenues
Rental income	$30,238,293	$26,064,050	$117,409,622	$91,011,558
Interest on secured loans and financing lease	1,089,834	1,316,351	4,633,476	5,193,144
Interest and other income	2,068	3,650	1,128,958	843,794

Total revenues	31,330,195	27,384,051	123,172,056	97,048,496
Expenses
Interest expense	13,289,130	10,449,306	50,982,727	38,666,855
Depreciation and amortization	7,220,778	5,424,387	26,891,811	20,271,762
General and administrative	5,099,899	2,874,921	16,506,013	11,422,407
Transaction costs	3,200,746	2,071,816	6,707,803	5,493,099
Loss on impairment of assets	4,971,131	5,232,805	11,116,862	5,232,805
Reserve for uncollectible secured loan receivables	223,098	176,036	6,531,506	1,512,305
Gain on sale of assets, net	—	(1,170,991)	—	(1,170,991)
Loss on extinguishment of debt	28,244	—	28,244	3,806,513
Other expenses	100,088	100,088	400,353	266,902

Total expenses	34,133,114	25,158,368	119,165,319	85,501,657

Income from continuing operations	(2,802,919)	2,225,683	4,006,737	11,546,839
Discontinued operations	—	54,896	4,586,692	(233,715)

Net income	(2,802,919)	2,280,579	8,593,429	11,313,124
Net income allocable to common units of Partnership/noncontrolling interests	996,158	(987,711)	(3,455,081)	(5,107,353)

Net income allocable to stockholders	$(1,806,761)	$1,292,868	$5,138,348	$6,205,771

Net income	$(2,802,919)	$2,280,579	$8,593,429	$11,313,124
Unrealized gain (loss) on derivative instruments	344,984	(227,731)	(475,990)	(7,391,774)

Total comprehensive income	$(2,457,935)	$2,052,848	$8,117,439	$3,921,350

Net income allocable to stockholders	$(1,806,761)	$1,292,868	$5,138,348	$6,205,771
Unrealized gain (loss) on derivative instruments, net of noncontrolling interest portion of $(122,607), $29,754, $192,079 and $3,335,860, respectively	222,377	(197,977)	(283,911)	(4,055,914)

Total comprehensive income allocable to stockholders	$(1,584,384)	$1,094,891	$4,854,437	$2,149,857

Earnings per common share:
Basic:
Income from continuing operations allocable to stockholders	$(5.04)	$4.96	$7.22	$26.38
Discontinued operations, net of noncontrolling interests	0.00	0.12	8.27	(0.53)

Net income allocable to stockholders	$(5.04)	$5.08	$15.49	$25.85

Diluted:
Income from continuing operations allocable to stockholders	$(5.04)	$4.91	$7.17	$26.12
Discontinued operations, net of noncontrolling interests		0.12	8.21	(0.53)

Net income allocable to stockholders	$(5.04)	$5.03	$15.38	$25.59

Weighted average shares used in computing earnings per common share:
Basic	358,810	254,633	331,606	240,103
Diluted	358,810	257,048	334,017	242,518

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(unaudited)
Operating activities
Net income	$(2,802,919)	$2,280,582	$8,593,429	$11,313,124
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,230,161	5,543,347	26,935,303	20,847,084
Amortization of deferred financing costs	918,069	668,089	3,544,515	2,664,934
Accretion of debt premium	(122,065)	(68,058)	(414,488)	(197,873)
Straight-line rental (income) loss, net	(1,733,800)	(1,119,902)	(7,656,484)	466,595
Rental income from intangible amortization, net	(336,744)	(321,405)	(1,486,167)	(1,365,836)
Non-cash stock-based compensation	459,524	373,190	1,689,481	1,971,905
Gain on sale of assets, net	—	(1,170,991)	(4,425,246)	(1,170,991)
Non-cash loss on extinguishment of debt	28,243	—	41,507	3,806,513
Loss on impairment of assets	4,971,131	5,232,805	11,116,862	6,091,721
Reserve for uncollectible loan receivables	223,098	176,036	6,531,506	1,426,149
Accretion of earn-out provision for previously acquired real estate investments	100,088	100,088	400,353	266,902
Changes in assets and liabilities:
Tenant receivables	2,140,449	582,409	(771,454)	(6,103,511)
Other assets	(2,312,595)	525,823	(5,873,305)	2,596,091
Accounts payable and accrued expenses	9,696,682	6,050,740	5,020,583	6,146,173
Tenant security deposits and other liabilities	2,086,495	1,479,681	1,229,745	3,329,333

Net cash provided by operating activities	20,545,817	20,332,434	44,476,140	52,088,313

Investing activities
Purchase of real estate investments	(38,867,561)	(100,495,100)	(172,865,598)	(181,214,201)
Proceeds from sales of real estate investments	1,390,337	1,510,000	31,932,981	1,510,000
Capital improvements	(3,099,395)	(3,583,222)	(13,557,595)	(9,363,787)
Development projects	(6,737,164)	(9,886,311)	(27,975,621)	(21,406,147)
Secured loan receivables received from others	(165,143)	469,127	14,632,195	14,337,711
Secured loan receivables funded to others	289,540	(3,307,947)	(16,856,546)	(10,919,787)

Net cash used in investing activities	(47,189,386)	(115,293,453)	(184,690,184)	(207,056,211)

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(unaudited)
Financing activities
Borrowings of debt	$43,000,000	$75,995,305	$267,761,094	$404,928,032
Repayment of debt	(1,915,090)	(940,477)	(174,126,563)	(244,832,497)
Payment of financing costs	—	(177,912)	(5,143,395)	(9,607,704)
Capital contributions	—	30,000,000	109,000,000	40,419,757
Deferred contribution	—	35,000,000	(35,000,000)	35,000,000
Cash distributions to partners	(3,960,523)	(4,646,090)	(16,484,404)	(19,484,658)
Cash dividends to stockholders	(7,546,975)	(5,672,670)	(28,778,392)	(23,622,483)

Net cash provided by financing activities	29,577,412	129,558,156	117,228,340	182,800,447

Net (decrease) increase in cash and cash equivalents	2,933,843	34,597,137	(22,985,704)	27,832,549
Cash and cash equivalents:
Beginning of period	14,942,476	6,264,886	40,862,023	13,029,474

End of period	$17,876,319	$40,862,023	$17,876,319	$40,862,023

Supplemental cash flow information
Cash paid for interest	$4,743,604	$3,944,633	$46,710,692	$29,025,490

Supplemental disclosure of noncash activity
Accrued dividends payable to stockholders	$(210,017)	$2,836,197	$9,887,855	$8,383,836
Accrued distributions payable to partners	$(253,535)	—	$3,799,439	$4,646,091
Write-off of straight-line rent receivable, net	$984,736	$308,306	$1,552,481	$7,093,438
Write-off of in-place lease intangibles, net	$(29,108)	—	$19,446	$35,536
Write-off of deferred financing costs, net	$28,243	—	$41,507	$3,806,513
Assumed debt	—	—	$11,459,794	—

Supplemental Information and Reconciliation of Financial Measures

We use financial measures in this release that are derived on the basis of methodologies other than in accordance with GAAP. We derive these measures as follows:

•

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (computed in accordance with GAAP), excluding gains and losses from sales of property (net) and impairments of depreciated real estate, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Applying the NAREIT definition to our financial statements results in FFO representing net income before depreciation and amortization, impairments of assets and gain (loss) on sale of assets.

•	Normalized FFO represents FFO before loss on extinguishment of debt, reserves for uncollectible loan receivables, transaction costs and change in fair value of derivatives.

•	EBITDA represents net income before interest expense (net) and depreciation and amortization.

•

Adjusted EBITDA represents EBITDA before impairment of assets, gain (loss) on sale of assets, transaction costs, write off of straight-line rents, stock-based compensation, loss on extinguishment of debt, reserves for uncollectible loan receivables and change in fair value of derivatives.

Our management uses FFO, Normalized FFO, EBITDA and Adjusted EBITDA as important supplemental measures of our operating performance and liquidity. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue and as an indicator of our ability to incur and service debt. Because FFO and Normalized FFO exclude depreciation and amortization unique to real estate, impairment, gains and losses from property dispositions and extraordinary items and because EBITDA and Adjusted EBITDA exclude certain non-cash charges and adjustments and amounts spent on interest and taxes, they provide our management with performance measures that, when compared year over year or with other real estate investment trusts, or REITs, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and, with respect to FFO and Normalized FFO, interest costs, in each case providing perspective not immediately apparent from net income. In addition, we believe that FFO, Normalized FFO, EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

We offer these measures to assist the users of our financial statements in assessing our financial performance and liquidity under GAAP, but these measures are non-GAAP measures and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. In addition, our calculations of these measures are not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors should not rely on these measures as a substitute for any GAAP measure, including net income or revenues.

In addition to information regarding our financial performance, we present certain metrics in this release regarding the performance of our operators. These metrics include EBITDARM coverage, EBITDAR coverage, portfolio occupancy and quality mix, which are derived as follows:

•

EBITDARM coverage represents EBITDARM, which we define as earnings before interest, taxes, depreciation, amortization, rent expense and management fees allocated by the operator to one of its affiliates, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•

EBITDAR coverage represents EBITDAR, which we define as earnings before interest, taxes, depreciation, amortization and rent expense, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•

Portfolio occupancy represents the average daily number of beds at our properties that are occupied during the applicable period divided by the total number of beds at our properties that are available for use during the applicable period.

•	Quality mix represents total revenue of our operators from all payor sources, excluding Medicaid revenues, divided by the total revenue of our operators for the applicable period.

These metrics are not derived from our financial statements but are operating statistics that we derive from reports that we receive from our operators pursuant to our triple-net leases. As a result, our portfolio metrics typically lag our own financial statements by approximately one quarter. In order to determine our portfolio metrics for the period presented, the metrics are stated only with respect to properties owned by us and operated by the same operator for the portion of the period we owned the properties and excludes assets held for sale, properties under construction and, with certain exceptions for shorter periods, properties within 24 months of completion of construction. Accordingly, EBITDARM and EBITDAR coverage for the twelve months ended September 30, 2012 and portfolio occupancy and quality mix for the three months ended September 30, 2012 included 222 of the 250 properties in our portfolio as of September 30, 2012. When we refer to the contractual rent of our portfolio, we are referring to the total monthly rent due under all of our triple-net leases as of the date specified, calculated based on the first full month following the specified date.

Supplemental Information

	Three Months Ended December 31,		Twelve Months Ended December 31,
EBITDA	2012	2011	2012	2011
Net income	$(2,802,919)	$2,280,579	$8,593,429	$11,313,124
Adjusted For:
Interest expense, net	13,288,900	10,448,906	50,978,972	38,648,153
Depreciation and amortization	7,220,778	5,424,387	26,891,811	20,271,762

EBITDA	$17,706,759	$18,153,872	$86,464,212	$70,233,039

Adjusted EBITDA
EBITDA	$17,706,759	$18,153,872	$86,464,212	$70,233,039
Adjusted for:
Loss on impairment of assets	4,971,131	5,232,805	11,116,862	5,232,805
Gain on sale of assets, net	—	1,925	(4,425,246)	(1,170,991)
Transaction costs	3,200,747	2,071,816	6,707,803	5,493,099
Write-off of straight-line rents	984,737	145,943	1,552,481	6,592,836
Stock-based compensation	459,524	373,191	1,689,481	1,971,905
Loss on extinguishment of debt	28,244	—	28,244	3,806,513
Reserve for uncollectible loan receivables	223,098	176,037	6,531,506	1,512,305

Adjusted EBITDA	$27,574,240	$26,155,589	$109,665,343	$93,671,512

FFO
Net income	$(2,802,919)	$2,280,579	$8,593,429	$11,313,124
Adjusted for:
Depreciation and amortization	7,220,778	5,424,387	26,891,811	20,271,762
Loss on impairment of assets	4,971,131	5,232,805	11,116,862	5,232,805
Gain on sale of assets, net	—	1,925	(4,425,246)	(1,170,991)

FFO	$9,388,990	$12,939,696	$42,176,856	$35,646,700

Normalized FFO
FFO	$9,388,990	$12,939,696	$42,176,856	$35,646,700
Adjusted for:
Loss on extinguishment of debt	28,244	—	28,244	3,806,513
Reserve for uncollectible loan receivables	223,098	176,037	6,531,506	1,512,305
Transaction costs	3,200,747	2,071,816	6,707,803	5,493,099

Normalized FFO	$12,841,079	$15,187,549	$55,444,409	$46,458,617

Balance Sheet Metrics	As of 12/31/2012	As of 9/30/12
Cash & cash equivalents	$17,876,319	$14,942,476

Debt (1)

Secured—Term Loan	$211,137,550	$212,990,146
Secured—2016 Revolver	69,368,589	26,368,589
Secured—Other	18,972,743	19,035,238
Unsecured Notes	400,000,000	400,000,000

Total Debt	$699,478,882	$658,393,973

Total Assets (2)	$1,276,511,438	$1,167,839,992
Total Undepreciated Book Value of Property	$1,102,832,129	$1,060,200,215

Total Unencumbered Assets (2)	$661,080,335	$677,367,318
Unencumbered Assets / Unsecured Debt (2)	165.3%	169.3%

(1)	Debt is presented exclusive of debt premiums.
(2)	Calculated per bond covenant definitions.

Supplemental Information

Portfolio Information (as of December 31, 2012)

Rent Concentration by Operator	Number of Properties	Percent of Contractual Rent
Daybreak	47	15.1%
Saber	30	14.8%
EmpRes	17	9.9%
Preferred Care	15	7.7%
Maplewood	5	7.1%
Sun Mar	13	7.1%
Benchmark	15	5.8%
Deseret	18	3.9%
Genesis	11	3.5%
Reliance	4	2.7%
Other (28 Operators)	83	22.4%

Total	258	100.0%

Rent Concentration by State	Number of Properties	Percent of Contractual Rent
Texas	58	18.3%
California	34	16.2%
Ohio	17	9.9%
Connecticut	5	7.1%
Missouri	15	5.8%
Arkansas	11	5.6%
Pennsylvania	10	4.3%
New Mexico	9	4.0%
Illinois	8	3.7%
Kansas	16	3.4%
Other (19 States)	75	21.7%

Total	258	100.0%

Rent Coverage (for 12 months ended September 30, 2012)
EBITDARM		2.0x
EBITDAR		1.6x

Occupancy (for 3 months ended September 30, 2012)		80.7%

Quality Mix (for 3 months ended September 30, 2012)		46.9%